Exhibit 10.1

                                                                  EXECUTION COPY

              SECOND AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT
                                   AND WAIVER

      THIS SECOND AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT AND WAIVER (this "Amendment") is made and entered into as of this 12th day of October, 2004, by and among EASY GARDENER PRODUCTS, LTD., a Texas limited partnership (the "Borrower"), EYAS INTERNATIONAL, INC., a Texas corporation, EG, L.L.C., a Nevada limited liability company, E G PRODUCT MANAGEMENT, L.L.C., a Texas limited liability company, WEATHERLY CONSUMER PRODUCTS GROUP, INC., a Delaware corporation, WEATHERLY CONSUMER PRODUCTS, INC., a Delaware corporation, and NBU GROUP, LLC, a Texas limited liability company (each a "Guarantor", and collectively ,the "Guarantors"), the Lenders (as defined in the Loan Agreement defined below) and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the "Agent"), as agent for itself and on behalf of the Lenders.

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Term Loan and Security Agreement, dated as of October 29, 2003 (as amended by that certain First Amendment to Term Loan and Security Agreement dated as of April 27, 2004 and as may be further amended, modified and supplemented, the "Loan Agreement"), pursuant to which the Lenders extended certain financial accommodations to the Borrower under the terms and conditions stated therein; and

      WHEREAS, the Borrower has requested that the Agent and the Lenders extend the time for delivery of the audited financial statements for the fiscal year ended June 30, 2004 ("Audited 2004 Financial Statements") and to amend certain provisions in the Loan Agreement as more specifically set forth below;

      WHEREAS, the Credit Parties' Senior Leverage Ratio for the fiscal quarter ended June 30, 2004 was 3.51 as set forth in that certain Form 8-K Current Report dated July 22, 2004, which exceeded the maximum allowable Senior Leverage Ratio of 3.25 for such quarter as set forth in Annex I of the Credit Agreement;

      WHEREAS, the Credit Parties' EBITDA was $9,854,000 for the fiscal month ended July 31, 2004 and $9,848,000 for the fiscal month ended August 31, 2004, both of which are less than the minimum allowable EBITDA of $10,000,000 for each such month as set forth in Annex I of the Credit Agreement;

      WHEREAS, the Borrower has notified Agent that Events of Default have occurred and are continuing as a result of (i) Borrower's failure to comply with the Senior Leverage Ratio as described above, (ii) Credit Parties' failure to comply with the minimum EBITDA requirement as described above and (iii) Borrower's failure to deliver the Audited 2004 Financial Statements in accordance with Section 6.1 of the Loan Agreement on or before September 28, 2004 (such

Events of Default are hereinafter collectively referred to as the "Specified Events of Default") and the Borrower has requested that the Agent and the Lenders waive the Specified Events of Default;

      WHEREAS, the Agent and the Lenders have agreed to the Borrower's requests upon and subject to the terms and conditions hereinafter set forth;

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree that all capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

      SECTION 1. Amendment to Annex I. Amendment to Section A. Annex I of the Loan Agreement is hereby amended by deleting the Senior Leverage Ratio table set forth in subsection A(1) thereof in its entirety and substituting in lieu thereof the following:

--------------------------------------------------------------------------------
Test Date:                                     Maximum Senior Leverage Ratio:
--------------------------------------------------------------------------------
December 31, 2003                              3.60:1.00
--------------------------------------------------------------------------------
March 31, 2004                                 3.70:1.00
--------------------------------------------------------------------------------
June 30, 2004; September 30, 2004 and          3.25:1.00
December 31, 2004
--------------------------------------------------------------------------------
March 31, 2005                                 3.40:1.00
--------------------------------------------------------------------------------
June 30, 2005; September 30, 2005;             3.00:1.00
December 31, 2005; March 31, 2006 and
June 30, 2006
--------------------------------------------------------------------------------
September 30, 2006 and the last day of         2.75:1.00
each fiscal quarter thereafter
--------------------------------------------------------------------------------

      SECTION 2. Waiver and Consent. Subject to the terms and conditions of this Amendment, including without limitation the conditions specified in Sections 6 and 7 below, the Agent and Lenders hereby waive the Specified Events of Default and hereby consent to the extension of time for delivery of the Audited 2004 Financial Statements from September 28, 2004 to October 20, 2004. The aforesaid waiver and consent relates solely to the Specified Events of Default and nothing in this Agreement is intended or shall be construed to be a waiver by the Agent or Lenders of any other Default or Event of Default which may currently exist or hereafter arise. Agent's and/or Lenders' exercise or failure to exercise any rights under any of the foregoing in a particular instance shall not operate as a waiver of their rights to exercise the same or different rights in subsequent instances.


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

      SECTION 3. Guarantor Acknowledgment.

            (a) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment. Each Guarantor hereby confirms that it will continue to guarantee to the fullest extent possible in accordance with the Loan Agreement, as amended hereby, the payment and performance of all "Obligations" under the Loan Agreement, as amended hereby, including without limitation the payment and performance of all such "Obligations" under the Loan Agreement, as amended hereby, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Loan Agreement and the Notes defined therein, as amended hereby.

            (b) Each Guarantor acknowledges and agrees that the Loan Agreement and other Loan Documents, as amended hereby, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Loan Agreement and this Amendment are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            (c) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments of the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement.

      SECTION 4. Loan Agreement and Other Loan Documents in Full Force and Effect as Amended. Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect and hereby is ratified and confirmed as so amended. This Amendment shall not constitute a novation, satisfaction and accord, cure, release or satisfaction of the Loan Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement as amended by this Amendment, as though such terms and conditions were set forth herein in full. Each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any other Loan Document to the "Agreement", the "Loan Agreement" or the "CapitalSource Loan Agreement" shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment.

      SECTION 5. Representations. The Borrower and the Guarantors hereby represent and warrant to the Agent and Lenders as follows: (i) each of the Borrower and the Guarantors is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) the execution, delivery and performance by each of the Borrower and the Guarantors of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its certificate of formation or operating agreement or other organizational documents or (B) any applicable law, (iii) no consent, license, permit, approval or authorization of, or registration,


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

filing or declaration with any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against the Borrower and the Guarantors,
(iv) this Amendment has been duly executed and delivered by each of the Borrower and the Guarantors, and the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate or partnership action on the part of each of the Borrower and the Guarantors, (v) this Amendment constitutes the Borrower's and the Guarantors', legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity, (vi) after giving effect to this Amendment, neither the Borrower nor any Guarantor is in default under any Loan Document or any document, instrument or agreement evidencing or relating to any other indebtedness of the Borrower or any Guarantor and no such default or any other Default or Event of Default exists, has occurred and is continuing or would result from the execution, delivery or performance of this Amendment, and (vii) all representations and warranties made by the Borrower and the Guarantors under the Loan Documents are true and correct as of the date hereof and (except to the extent that any such representation and warranty expressly relates only to an earlier date) and are made as to this Amendment. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by the Agent and Lenders shall affect such representations or warranties or the right of the Agent and Lenders to rely upon them.

      SECTION 6. Conditions Precedent. This Amendment shall be effective upon the satisfaction of the following conditions: (a) the Borrower shall have delivered to the Agent (i) an executed original of this Amendment and (ii) an executed copy of Waiver and Amendment No. 1 to Loan and Security Agreement in form and substance satisfactory to the Agent, (b) all representations and warranties made by the Borrower and the Guarantors under this Amendment are true and correct as of the date hereof, (c) the Borrower is not in default under any Loan Document and no Event of Default exists and is continuing or would result from the execution, delivery or performance of this Amendment and (d) Agent shall receive an amendment fee in respect of this Amendment in the amount of $20,000 in immediately available funds and such amendment fee shall be fully earned and non-refundable when due.

      SECTION 7. Covenants. In addition to the foregoing, the Borrower hereby agrees as follows: (a) on or before October 20, 2004, the Borrower shall have delivered the Audited 2004 Financial Statements meeting the requirements of
Section 6.1 of the Loan Agreement; (b) on or before November 5, 2004, the Borrower shall have engaged a consultant satisfactory to Agent to focus on improvements to Borrower's cost structure, operations and supply chain; (c) on or before November 15, 2004, the Borrower shall have caused such consultant to commence field work in form and scope satisfactory to Agent; (d) on or before December 10, 2004, the Borrower shall have caused such consultant to deliver a report, in form and substance satisfactory to Agent, of such consultant's findings to the management and the board of partners of the Borrower and to Agent; and (e) on or before December 10, 2004, the Borrower shall have caused such consultant to give an in-person formal presentation to Agent regarding such report and findings. For purposes of calculating EBITDA, reasonable expenses incurred in connection with engaging the consultant up to $100,000 and the fees paid to Agent and LaSalle incurred in connection with


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

this Amendment up to $50,000 shall be deemed non-recurring documented expenses of the Borrower approved by Agent. Agent shall have the right to discuss any findings of the consultant directly with such consultant and, by this provision, Borrower hereby authorizes and directs such consultant to discuss such information with Agent. Notwithstanding any cure periods granted under the Loan Agreement, the Borrower and the Guarantors hereby acknowledge that the failure to meet any of the covenants set forth in this subsection on or before such applicable date shall constitute an automatic Event of Default under the Loan Agreement and the other Loan Documents and shall entitle the Agent and the Lenders to exercise all of the rights and remedies granted thereunder.

      SECTION 8. Release. In consideration of Agent and Lenders entering into this Amendment, each of Borrower and the Guarantors hereby releases and forever discharges Agent and Lenders, and their successors, assigns, agents, shareholders, members, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, and each of them, from any and all claims, debts, Obligations, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, whether or not related to the subject matter of this Amendment, which Borrower or any Guarantor now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment. Each of the Borrower and the Guarantors waives the benefits of any law, which may provide in substance: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." Each of the Borrower and the Guarantors understands that the facts which it believes to be true at the time of making the release provided for herein may later turn out to be different than it now believes, and that information which is not know known or suspected may later be discovered. Each of the Borrower and the Guarantors accepts this possibility, and each of the Borrower and the Guarantors assumes the risk of the facts turning out to be different and new information being discovered; and each of the Borrower and the Guarantors further agrees that the release provided for herein shall in all respects continue to be effective and not subject to termination or rescission because of any difference in such facts or any new information. This release is fully effective on the date hereof. Agent and Lenders are not releasing any Borrower or Guarantors from any claims, debts, Obligations, demands, obligations, costs, expenses, actions or causes of action.

      SECTION 9. Miscellaneous.

      A. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of any Loan Document or any right, power or remedy of the Agent and Lenders, nor constitute a waiver of any provision of any Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance thereunder. This Amendment shall not preclude the future exercise of any right, remedy, power or privilege available to the Agent and Lenders whether under the Loan Documents, at law or otherwise.


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

      B. This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which, as applicable, together shall constitute one and the same agreement. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof. Whenever the context and construction so require, all words in this Amendment in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

      C. This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Loan Agreement. This Amendment shall be considered part of the Loan Agreement and shall be a Loan Document for all purposes.

      D. The Loan Agreement as amended by this Amendment constitutes the final, entire agreement and understanding between the parties with respect to the subject matter thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties thereto and supersede all other prior agreements and understandings, if any, relating to the subject matter thereof. There are no unwritten oral agreements between the parties with respect to the subject matter thereof.

      E. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN, AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF, THE LOAN AGREEMENT.

      F. The Borrower may not assign, delegate or transfer this Amendment or any of its rights or obligations hereunder without the prior consent of the Agent and Lenders and any delegation, transfer or assignment in violation hereof shall be null and void. No rights are intended to be created hereunder for the benefit of any third party donee, creditor or incidental beneficiary of the Borrower or any other Person other than the Agent and Lenders. Nothing contained in this Amendment shall be construed as a delegation to the Agent and Lenders of the Borrower's duty of performance, including, without limitation, any duties under any account or contract in which the Agent and Lenders have a security interest or Lien. This Amendment shall be binding upon the Borrower and its respective successors and permitted assigns. The Agent and Lender's ability to assign, sell or transfer all or any part of this Amendment shall be governed by the Loan Agreement.

      G. Except as specifically amended hereby, (i) this Amendment shall not limit or diminish the obligations of the parties under the Loan Agreement, and
(ii) the Borrower reaffirms its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect and are hereby ratified and confirmed.


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

      H. The Borrower shall execute and deliver such other documents, certificates and/or instruments and take such other actions or cause such other actions to be taken as the Agent and Lenders may request in order more effectively to consummate the transactions contemplated hereby.

      I. Each Credit Party hereby acknowledges and agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of such Credit Party's liability to repay the Obligations or to seek affirmative relief or damages of any kind or nature from Agent and/or the Lenders.

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

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the day and year first above written.

BORROWER:                       EASY GARDENER PRODUCTS, LTD., a Texas
                                limited partnership

                                By:     E G Product Management, L.L.C., its
                                        General Partner

                                        By: /s/ Richard M. Kurz
                                            ------------------------------------
                                        Name: Richard M. Kurz
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------


GUARANTORS:                     EYAS INTERNATIONAL, INC.

                                        By: /s/ Richard M. Kurz
                                            ------------------------------------
                                        Name: Richard M. Kurz
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------

                                EG, L.L.C.

                                        By: /s/ Richard M. Kurz
                                            ------------------------------------
                                        Name: Richard M. Kurz
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------

                                E G PRODUCT MANAGEMENT, L.L.C.

                                        By: /s/ Richard M. Kurz
                                            ------------------------------------
                                        Name: Richard M. Kurz
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------

                                WEATHERLY CONSUMER PRODUCTS, INC.

                                        By: /s/ Richard M. Kurz
                                            ------------------------------------
                                        Name: Richard M. Kurz
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------


                                                    EASY GARDENER PRODUCTS, LTD.
                 SECOND AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT AND WAIVER
                                                                Signature Page 1

                                WEATHERLY CONSUMER PRODUCTS GROUP, INC.

                                        By: /s/ Richard M. Kurz
                                            ------------------------------------
                                        Name: Richard M. Kurz
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------

                                NBU GROUP, LLC

                                        By: /s/ Richard M. Kurz
                                            ------------------------------------
                                        Name: Richard M. Kurz
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------

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                                                    EASY GARDENER PRODUCTS, LTD.
                 SECOND AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT AND WAIVER
                                                                Signature Page 2

AGENT AND LENDER:               CAPITALSOURCE FINANCE LLC

                                By:    /s/ Joseph Turitz
                                   ---------------------------------------------
                                Name:  Joseph Turitz
                                     -------------------------------------------
                                Title: General Counsel Corporate Finance Group
                                      ------------------------------------------


                                                    EASY GARDENER PRODUCTS, LTD.
                 SECOND AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT AND WAIVER
                                                                Signature Page 3